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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported)   January 26, 2005
                                                         --------------------

                             FAIR ISAAC CORPORATION
                             ----------------------
             (Exact name of registrant as specified in its charter)


          Delaware                  0-16439                  94-1499887
          --------                  -------                  ----------
(State or other jurisdiction      (Commission              (IRS Employer
      of incorporation)           File Number)           Identification No.)


          901 Marquette Avenue, Suite 3200
               Minneapolis, Minnesota                        55402-3232
          --------------------------------                   ----------
      (Address of principal executive offices)               (Zip Code)


         Registrant's telephone number, including area code   612-758-5200
                                                            ----------------

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]    Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)

[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

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                                TABLE OF CONTENTS


   Item 2.02     Results of Operations and Financial Condition.
   Item 9.01     Financial Statements and Exhibits.

   Signature
   Exhibit Index
   Exhibit 99.1






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Item 2.02  Results of Operations and Financial Condition.

     On January 26, 2005, Fair Isaac Corporation (the "Company") reported its financial results for the quarter ended December 31, 2004. See the Company's press release January 26, 2005, which is furnished as Exhibit 99.1 hereto and incorporated by reference in this Item 2.02.


Item 9.01  Financial Statements and Exhibits.

   (c)   Exhibits.

           Exhibit
           Number                            Description
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            99.1                 Press Release dated January 26, 2005




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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     FAIR ISAAC CORPORATION

                                     By: /s/ CHARLES M. OSBORNE
                                         ---------------------------------------
                                     Charles M. Osborne
                                     Vice President and Chief Financial Officer

Date: January 26, 2005



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                                  EXHIBIT INDEX

     Exhibit
     Number                  Description                     Method of Filing
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      99.1       Press Release dated January 26, 2005      Filed Electronically